Schedule 14A Information
         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the
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[ X]  Preliminary Proxy Statement

[    ]  Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

[    ]  Definitive Proxy Statement

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[    ]  Soliciting Material Under Rule 14a-12





                         SYNERGISTICS, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[ X]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11

(1)  Title of each class of securities to which
transaction applies:
Common Stock, $.01 par value
(2)  Aggregate number of securities to which transaction
applies:
10,285,806
(3)  Per unit price or other underlying value to which
transaction applies:
$.025 per share
(4)  Proposed maximum aggregate value of transaction:
$350,000.00
(5)  Total fee paid:  $65.00

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